Exhibit 99.1

LAW OFFICES

GIFFORD, KRASS, SPRINKLE, ANDERSON & CITKOWSKI, P.C.

PATENT, TRADEMARK AND COPYRIGHT PRACTICE

303 DETROIT STREET, SUITE 300
ANN ARBOR, MICHIGAN 48104-1144

(734) 913-9300
FACSIMILE (734) 913-6007
info@patlaw.com
www.patlaw.com

ERNEST I. GIFFORD (1)
ALLEN M. KRASS
DOUGLAS W. SPRINKLE
THOMAS E. ANDERSON (1)
RONALD W. CITKOWSKI
JULIE A. GREENBERG
DOUGLAS J. McEVOY
JOHN G. POSA
DOUGLAS L. WATHEN
AVERY N. GOLDSTEIN, PH.D.
BEVERLY M. BUNTING
MARK D. SCHNEIDER
KEVIN S. MacKENZIE
GILBERT R. GABO
MARTIN S. BANCROFT, PH.D.
JULIE K. STAPLE, PH.D.
MARK A. HARPER, PH.D.

PATENT AGENT
JUNQI HANG, PH.D.

OF COUNSEL
JUDITH M. RILEY
THOMAS A. MEEHAN (2)

TROY OFFICE
2701 TROY CENTER DR., STE. 330
POST OFFICE BOX 7021
TROY, MICHIGAN 48007-7021
(248) 647-6000
FACSIMILE (248) 647-5210

FLORIDA OFFICE
101 WEST VENICE AVE., SUITE 28
VENICE, FLORIDA 34285
(941) 488-4245
FACSIMILE (941) 484-5258

(1) ALSO ADMITTED IN FLORIDA
(2) ONLY ADMITTED IN OHIO

October 31, 2007

Mr. James R. Parliament
28800 Orchard Lake Road
Suite 130
Farmington Hills, Michigan 48334

Re: U.S. Design Application No.: 29/296,795
Title: URN
Filing Date: October 29, 2007
Inventor: Clint Mytych et al.
Your Reference: (AKC Urn)
Our Reference: ETI-10017/36

Dear Jim:

We are pleased to advise you that the subject patent application was filed in the United States Patent and Trademark Office on October 29, 2007 and has been assigned US Serial No. 29/296,795. Enclosed please find a copy of the application as filed. This invention now has a patent pending status and if products covered by this invention are produced, they may be marked as "Patent Pending."

The US Patent and Trademark Office requires that a copy of all known prior art be submitted for review by the Examiner. This prior art is submitted in the form of an Information Disclosure Statement which must be filed within three months after filing; i.e. by January 29, 2008, to prevent the possibility of payment of fees for late filing. We will submit any pertinent art contained in our files by virtue of any patentability searches we may have conducted or art you have previously provided to us. If you are aware of any additional art such as patents, journal articles, or other publications that may be material to this application, kindly forward it immediately.

In addition, the deadline for filing foreign applications claiming the priority of the subject U.S. application will expire on April 29, 2008. Please advise us if you have an interest in filing corresponding design applications in any foreign countries. Under the International Convention, it is possible to obtain the benefit of your U.S. filing date if you complete your foreign filings within six months of your U.S. date; i.e., by April 29, 2008. If this product has been made public, this may be your only opportunity to

file foreign applications. Please contact us within the next month if you have any interest in filing foreign applications.

Thank you for entrusting this matter to us.

Very truly yours,

Douglas L. Wathen

DLW/aa
Enclosure

ETI-10017/36

URN

SPECIFICATION

We, Clint Mytych, Donna Shatter, Nick Poprovsky, and Erik Holmen, have invented a design for an URN.

DESCRIPTION OF THE DRAWINGS

FIGURE 1 is a perspective view of an urn according to the present invention;

FIGURE 2 is a front-elevational view of the urn of Figure 1;

FIGURE 3 is a side-elevational view of the urn of Figures 1 and 2, the other side view being a mirror image thereof;

FIGURE 4 is a rear elevational view of the urn of Figures 1-3;

FIGURE 5 is a top plan view of the urn of Figures 1-4; and

FIGURE 6 is a bottom view of the urn of Figures 1-5.

CLAIM

The ornamental design for an urn, as shown and described.


FIG - 1


FIG - 2



FIG - 3



FIG - 4



FIG - 5



FIG - 6

LAW OFFICES
GIFFORD, KRASS, SPRINKLE,
ANDERSON & CITKOWSKI, P.C.
PATENT, TRADEMARK AND COPYRIGHT PRACTICE
303 DETROIT STREET, SUITE 300
ANN ARBOR, MICHIGAN 48104-1144
(734) 913-9300
FACSIMILE (734) 913-6007
info@patlaw.com
www.patlaw.com

ERNEST I. GIFFORD (1)
ALLEN M. KRASS
DOUGLAS W. SPRINKLE
THOMAS E. ANDERSON (1)
RONALD W. CITKOWSKI
JULIE A. GREENBERG
DOUGLAS J. McEVOY
JOHN G. POSA
DOUGLAS L. WATHEN
AVERY N. GOLDSTEIN, PH.D.
BEVERLY M. BUNTING
MARK D. SCHNEIDER
KEVIN S. MacKENZIE
GILBERT R. GABO
MARTIN S. BANCROFT, PH.D.
JULIE K. STAPLE, PH.D.
MARK A. HARPER, PH.D.

PATENT AGENT
JUNQI HANG, PH.D.

OF COUNSEL
JUDITH M. RILEY
THOMAS A. MEEHAN (2)

TROY OFFICE
2701 TROY CENTER DR., STE. 330
POST OFFICE BOX 7021
TROY, MICHIGAN 48007-7021
(248) 647-6000
FACSIMILE (248) 647-5210

FLORIDA OFFICE
101 WEST VENICE AVE., SUITE 28
VENICE, FLORIDA 34285
(941) 488-4245
FACSIMILE (941) 484-5258

(1) ALSO ADMITTED IN FLORIDA
(2) ONLY ADMITTED IN OHIO

NOV 0 5 2007

October 31, 2007

Mr. James R. Parliament
28800 Orchard Lake Road
Suite 130
Farmington Hills, Michigan 48334

Re: U.S. Design Application No.: 29/296,800
Title: URN
Filing Date: October 29, 2007
Inventor: Clint Mytych et al.
Your Reference: (Vatican Urn)
Our Reference: ETI-10217/36

Dear Jim:

We are pleased to advise you that the subject patent application was filed in the United States Patent and Trademark Office on October 29, 2007 and has been assigned US Serial No. 29/296,800. Enclosed please find a copy of the application as filed. This invention now has a patent pending status and if products covered by this invention are produced, they may be marked as "Patent Pending."

The US Patent and Trademark Office requires that a copy of all known prior art be submitted for review by the Examiner. This prior art is submitted in the form of an Information Disclosure Statement which must be filed within three months after filing; i.e. by January 29, 2008, to prevent the possibility of payment of fees for late filing. We will submit any pertinent art contained in our files by virtue of any patentability searches we may have conducted or art you have previously provided to us. If you are aware of any additional art such as patents, journal articles, or other publications that may be material to this application, kindly forward it immediately.

In addition, the deadline for filing foreign applications claiming the priority of the subject U.S. application will expire on April 29, 2008. Please advise us if you have an interest in filing corresponding design applications in any foreign countries. Under the International Convention, it is possible to obtain the benefit of your U.S. filing date if you complete your foreign filings within six months of your U.S. date; i.e., by April 29, 2008. If this product has been made public, this may be your only opportunity to

file foreign applications. Please contact us within the next month if you have any interest in filing foreign applications.

Thank you for entrusting this matter to us.

Very truly yours,

Douglas L. Wathen

DLW/aa
Enclosure

ETI-10217/36

URN

SPECIFICATION

We, Clint Mytych, Donna Shatter, Nick Poprovsky, and Erik Holmen, have invented a design for an URN.

DESCRIPTION OF THE DRAWINGS

FIGURE 1 is a perspective view of an urn according to the present invention;

FIGURE 2 is a front-elevational view of the urn of Figure 1;

FIGURE 3 is a side-elevational view of the urn of Figures 1 and 2, the other side view being a mirror image thereof;

FIGURE 4 is a rear elevational view of the urn of Figures 1-3;

FIGURE 5 is a top plan view of the urn of Figures 1-4; and

FIGURE 6 is a bottom view of the urn of Figures 1-5.

CLAIM

The ornamental design for an urn, as shown and described.



FIG - 1



FIG - 2



FIG - 3


FIG - 4


FIG - 5


FIG - 6

ERNEST I. GIFFORD (1)
ALLEN M. KRASS
DOUGLAS W. SPRINKLE
THOMAS E. ANDERSON (1)
RONALD W. CITKOWSKI
JULIE A. GREENBERG
DOUGLAS J. McEVOY
JOHN G. POSA
DOUGLAS L. WATHEN
AVERY N. GOLDSTEIN, PH.D.
BEVERLY M. BUNTING
MARK D. SCHNEIDER
KEVIN S. MACKENZIE
GILBERT R. GABO
MARTIN S. BANCROFT, PH.D.
JULIE K. STAPLE, PH.D.
MARK A. HARPER, PH.D.

PATENT AGENT
JUNQI HANG, PH.D.

OF COUNSEL
JUDITH M. RILEY
THOMAS A. MEEHAN (2)

LAW OFFICES
GIFFORD, KRASS, SPRINKLE, ANDERSON & CITKOWSKI, P.C.
PATENT, TRADEMARK AND COPYRIGHT PRACTICE
303 DETROIT STREET, SUITE 300
ANN ARBOR, MICHIGAN 48104-1144

(734) 913-9300
FACSIMILE (734) 913-6007
info@patlaw.com
www.patlaw.com

TROY OFFICE
2701 TROY CENTER DR., STE. 330
POST OFFICE BOX 7021
TROY, MICHIGAN 48007-7021
(248) 647-6000
FACSIMILE (248) 647-5210

FLORIDA OFFICE
101 WEST VENICE AVE., SUITE 28
VENICE, FLORIDA 34285
(941) 488-4245
FACSIMILE (941) 484-5258

(1) ALSO ADMITTED IN FLORIDA
(2) ONLY ADMITTED IN OHIO

October 31, 2007

Mr. James R. Parliament
Eternal Image, Inc.
28800 Orchard Lake Rd.
Suite 130
Farmington Hills, MI 48334

Re: U.S. Design Application No.: 29/296,808
Title: URN
Filing Date: October 29, 2007
Inventor: Clint Mytych et al.
Your Reference: (MLB Urn)
Our Reference: ETI-10117/36

Dear Jim:

We are pleased to advise you that the subject patent application was filed in the United States Patent and Trademark Office on October 29, 2007 and has been assigned US Serial No. 29/296,808. Enclosed please find a copy of the application as filed. This invention now has a patent pending status and if products covered by this invention are produced, they may be marked as "Patent Pending."

The US Patent and Trademark Office requires that a copy of all known prior art be submitted for review by the Examiner. This prior art is submitted in the form of an Information Disclosure Statement which must be filed within three months after filing; i.e. by January 29, 2008, to prevent the possibility of payment of fees for late filing. We will submit any pertinent art contained in our files by virtue of any patentability searches we may have conducted or art you have previously provided to us. If you are aware of any additional art such as patents, journal articles, or other publications that may be material to this application, kindly forward it immediately.

In addition, the deadline for filing foreign applications claiming the priority of the subject U.S. application will expire on April 29, 2008. Please advise us if you have an interest in filing corresponding design applications in any foreign countries. Under the International Convention, it is possible to obtain the benefit of your U.S. filing date if you complete your foreign filings within six months of your U.S. date; i.e., by April 29, 2008. If this product has been made public, this may be your only opportunity to

file foreign applications. Please contact us within the next month if you have any interest in filing foreign applications.

Thank you for entrusting this matter to us.

Very truly yours,

Douglas L. Wathen

DLW/aa
Enclosure

ETI-10117/36

URN

SPECIFICATION

We, Clint Mytych, Donna Shatter, Nick Poprovsky, and Erik Holmen, have invented a design for an URN.

DESCRIPTION OF THE DRAWINGS

FIGURE 1 is a perspective view of an urn according to the present invention;

FIGURE 2 is a front-elevational view of the urn of Figure 1;

FIGURE 3 is a side-elevational view of the urn of Figures 1 and 2, the other side view being a mirror image thereof;

FIGURE 4 is a rear elevational view of the urn of Figures 1-3;

FIGURE 5 is a top plan view of the urn of Figures 1-4; and

FIGURE 6 is a bottom view of the urn of Figures 1-5.

CLAIM

The ornamental design for an urn, as shown and described.



FIG - 1



FIG - 2



FIG - 3



FIG - 4


FIG - 5


FIG - 6

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

DECLARATION FOR PATENT APPLICATION

As a below named inventor, I hereby declare that:

My residence, post office address and citizenship are as stated below next to my name.

I believe I am an original, first and joint inventor of the subject matter which is claimed and for which a patent is sought on the invention entitled:

URN

the specification of which is attached hereto.

I hereby state that I have reviewed and understand the contents of the above identified specification, including the claims, as amended by an amendment, if any, specifically referred to herein.

I acknowledge the duty to disclose all information known to me that is material to patentability in accordance with Title 37, Code of Federal Regulations, § 1.56.

FOREIGN PRIORITY CLAIM

I hereby claim foreign priority benefits under Title 35, United States Code § 119(a)-(d) of any foreign application(s) for patent or inventor's certificate listed below and have also identified below any foreign application for patent or inventor's certificate having a filing date before that of the application on which priority is claimed:

[x] no such foreign applications have been filed

[ ] such foreign application have been filed as follows:

EARLIEST FOREIGN APPLICATION(S), IF ANY FILED WITHIN 12 MONTHS (6 MONTHS FOR DESIGN) PRIOR TO THIS U.S. APPLICATION

Application Number	Country	Date of Filing	Priority Claimed Under 35 USC 119

ALL FOREIGN APPLICATION(S), IF ANY FILED MORE THAN 12 MONTHS (6 MONTHS FOR DESIGN) PRIOR TO THIS U.S. APPLICATION

Application Number	Country	Date of Filing

CLAIM FOR BENEFIT OF EARLIER U.S. PROVISIONAL APPLICATIONS

I hereby claim priority benefits under Title 35, United States Code §119(e), of any United States provisional patent application(s) listed below:

[x] no such U.S. provisional applications have been filed.

[ ] such U.S. provisional application have been filed as follows:

Application Number	Date of Filing	Priority Claimed Under 35 USC 119

CLAIM FOR BENEFIT OF EARLIER U.S./PCT APPLICATION(S)

I hereby claim the benefit under Title 35, United States Code, §120 of the United States application(s) listed below and, insofar as the subject matter of each of the claims of this application is not disclosed in the prior United States application in the manner provided by the first paragraph of Title 35, United States Code, §112, I acknowledge the duty to disclose all information that is material to patentability in accordance with Title 37, Code of Federal Regulations, §1.56 which became available to me between the filing date of the prior application and the national or PCT international filing date of this application:

[x] no such U.S./PCT applications have been filed.

[ ] such U.S./PCT application have been filed as follows:

Application Number	Relationship	Parent Application	Date of Filing

I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under Section 1001 of Title 18 of the United States Code and that such willful false statements may jeopardize the validity of the application or any patent issued thereon.

I hereby appoint:

All practitioners at Customer Number 25006

all of **Gifford, Krass, Sprinkle, Anderson & Citkowski, P.C.**, 2701 Troy Center Drive, Suite 330, Post Office Box 7021, Troy, Michigan 48007-7021, jointly, and each of them severally, my attorneys at law/patent agent(s), with full power of substitution, delegation and revocation, to prosecute this application, to make alterations and amendments therein, to receive the patent, and to transact all business in the U. S. Patent and Trademark Office connected therewith.

Please mail all correspondence to Douglas L. Wathen, whose address is:

Gifford, Krass, Sprinkle, Anderson & Citkowski, P.C.
2701 Troy Center Drive, Suite 330
Post Office Box 7021
Troy, Michigan 48007-7021

Please direct telephone calls to: Douglas L. Wathen at (734) 913-9300.

Please direct facsimiles to: (734) 913-6007

Full name of sole or first inventor	
Clint Mytych	
Sole or first inventor's signature	Date
Residence Farmington Hills, Michigan	
Citizenship US	
Mailing Address 24436 Chippewa Farmington Hills, Michigan 48335	

Full name of second inventor, if any	
Donna Shatter	
Second inventor's signature	Date
Residence Farmington Hills, Michigan	
Citizenship US	
Mailing Address 38610 Brandmill Farmington Hills, Michigan 48335	

Full name of third inventor, if any	
Nick Poprovsky	
Third inventor's signature	Date
Residence Novi, Michigan	
Citizenship US	
Mailing Address 41117 Park Forest Ct. Novi, Michigan 48375	

Full name of fourth inventor, if any	
Erik Holmen	
Fourth inventor's signature	Date
Residence Bradenton, Florida	
Citizenship US	
Mailing Address 4248 53rd Ave. W. #2810 Bradenton, Florida 34210	